                               --SCHEDULE 14A--
===============================================================================
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            First Regional Bancorp
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                       [LOGO OF FIRST REGIONAL BANCORP]

                            1801 CENTURY PARK EAST
                        CENTURY CITY, CALIFORNIA 90067

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 20, 1999

  NOTICE IS HEREBY GIVEN TO THE SHAREHOLDERS OF FIRST REGIONAL BANCORP (the "Company") that, pursuant to the Bylaws of the Company and the call of its Board of Directors, the Annual Meeting of Shareholders of First Regional Bancorp will be held in Salon I of the Park Hyatt Hotel, 2151 Avenue of the Stars, Century City, California on Thursday, May 20, 1999, at 11:00 a.m., for the purpose of considering and voting upon the following matters:

    1. Election of Directors. Electing the following five (5) persons to the Board of Directors to serve until the 2000 Annual Meeting of Shareholders and until their successors are elected and have qualified:

       H. Anthony Gartshore     Lawrence J. Sherman
       Gary M. Horgan           Jack A. Sweeney
       Thomas E. McCullough

    2. Other Business. Transacting such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

  The Board of Directors has fixed the close of business on March 31, 1999 as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting.

                                          By Order of the Board of Directors

                                          Thomas E. McCullough, Secretary
                                          First Regional Bancorp

Dated: April 8, 1999

  The Bylaws of the Company provide for the nomination of directors in the following matter:

  "Section 2.11. Nomination of Directors. Nominations for election of members of the board of directors may be made by the board of directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting at which such nominations are to be made) shall be made in writing and shall be delivered or mailed to the president of the corporation by the later of the close of business twenty-one (21) days prior to any meeting of shareholders called for the election of directors or ten (10) days after the date of mailing of notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) with the written consent of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy, or been adjudged bankrupt. The notice shall be signed by the nominating shareholder and by the nominee. Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting and, upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The restrictions set forth in this paragraph shall not apply to the nomination of a person to replace a proposed nominee who had died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee"

  YOU ARE URGED TO VOTE IN FAVOR OF THE PROPOSALS OF THE COMPANY'S BOARD OF DIRECTORS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING OF REVOCATION OF YOUR PROXY, OR BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

                       [LOGO OF FIRST REGIONAL BANCORP]

                                PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 20, 1999

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the Annual Meeting of Shareholders (the "Meeting") of First Regional Bancorp (the "Company") to be held in Salon I of the Park Hyatt Hotel, 2151 Avenue of the Stars, Century City, California, on Thursday,
May 20, 1999, at 11:00 a.m. and at any and all adjournments thereof.

  It is anticipated that this Proxy Statement will be mailed to shareholders eligible to receive notice of and vote at the Meeting on or about April 8, 1999.

  The matters to be considered and voted upon at the Meeting will be:

    1. Election of Directors. Electing the following five (5) persons to the Board of Directors to serve until the 2000 Annual Meeting of Shareholders and until their successors are elected and have qualified:

       H. Anthony Gartshore          Lawrence J. Sherman
       Gary M. Horgan                Jack A. Sweeney
       Thomas E. McCullough

    2. Other Business. Transacting such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

Revocability of Proxies

  A form of Proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers such a Proxy has the right to and may revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. In addition, the powers of the Proxy Holders will be revoked if the person executing the Proxy is present at the Meeting and elects to vote in person by advising the Chairman of the Meeting of his/her election to vote in person, and by voting in person at the Meeting. Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the Proxy Holders in accordance with the instructions on the Proxy. IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS LISTED IN THE PROXY. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE COMPANY'S BOARD OF DIRECTORS.

Persons Making The Solicitation

  This solicitation of Proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Meeting will be borne by the Company. It is contemplated that Proxies will be solicited principally through the use of the mail, but officers, directors and employees of the Company and its subsidiary, First Regional Bank (the "Bank"), may solicit Proxies personally or by telephone, without receiving special compensation therefor. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these Proxy Materials to shareholders whose stock in the Company is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of Proxies, if Management determines it advisable.

                               VOTING SECURITIES

  There were issued and outstanding 3,051,587 shares of the Company's Common Stock on March 31, 1999, which has been fixed as the record date for the purpose of determining the shareholders entitled to notice of and to vote at the Meeting. Each holder of Common Stock, of which there were not less than 804 as of the record date, will be entitled to one vote, in person or by Proxy, for each share of Common Stock held of record on the books of the Company as of the record date for the Meeting on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares may be voted cumulatively if a shareholder present and voting at the Meeting gives notice at the Meeting and prior to the voting of his or her intention to so vote. Cumulative voting means that a shareholder has the right to vote the number of shares he or she owns as of the record date, multiplied by the number of directors to be elected. This total number of votes may be cast for one nominee or it may be distributed on the same principle among nominees as the shareholder sees fit. If cumulative voting is declared at the Meeting, votes represented by Proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the Proxy Holders, in accordance with the recommendations of the Board of Directors.

  Directors are elected by plurality vote. Abstentions and broker non-votes do not have the effect of a vote in opposition to the election of a director. Abstentions are counted toward a quorum which requires a bare majority of outstanding shares.

           SHAREHOLDINGS OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  Management of the Company does not know of any persons other than those set forth below who are the beneficial owners of more than 5% of the Company's outstanding Common Stock as of March 31, 1999. The following table sets forth certain information, as of March 31, 1999, concerning the beneficial ownership of the Company's outstanding Common Stock by each of the principal shareholders, the directors and nominees for director of the Company and by all directors and officers(1) of the Company as a group.

                                                        Common Stock    Percent
                                                        Beneficially       of
   Name and Title Other Than Director                   Owned(2)(3)     Class(3)
   ----------------------------------                   ------------    --------
   Christopher E. Edgecomb as Trustee of the
    Christopher E. Edgecomb Living Trust..............     200,000(4)     6.55%
    Principal shareholder
   Jeffrey Cove.......................................        -0-         -0-
   H. Anthony Gartshore...............................      21,929(5)      .71%
    President
   Barry L. Gutterman as Special Trustee of the New
    Moon Trust........................................     192,000(6)     6.29%
    Principal shareholder
   Gary M. Horgan.....................................       2,000(7)      .06%
   Don S. Levin.......................................      16,000         .52%
   Thomas E. McCullough...............................      15,782(8)      .52%
    Chief Financial Officer and Secretary
   Frank R. Moothart..................................       5,000(9)      .16%
   Mark Rubin.........................................     487,304(10)   15.97%
    Principal shareholder
   Lawrence J. Sherman................................      53,600        1.76%
    Vice Chairman of the Board
   Lottie Walker and Nate Walker and Linda Goodrich as
    trustees of the Six Point Trust...................     199,200(11)    6.53%
    Principal shareholder
   Jack A. Sweeney....................................     687,554(12)   22.53%
    Chairman of the Board, Chief Executive Officer and
     principal shareholder
   Steven J. Sweeney as Trustee of the Steven John
    Sweeney Trust, the Patricia Lynne Sweeney Trust
    and the Cynthia Louise McLean Trust...............     156,000(13)    5.11%
    Principal shareholder
   All Directors and Officers as a Group (9 in
    Number)...........................................   1,289,169(14)   41.90%

--------
 (1) The term "officer" means the Chairman of the Board and Chief Executive Officer; and the President; and the Chief Financial Officer and Secretary.

 (2) This figure includes shares beneficially owned, directly or indirectly, together with associates or by or on behalf of minor children or children living at the residence of the director or officer. Unless otherwise indicated, the persons named herein have sole voting power over shares reported.

 (3) Shares subject to options held by directors and officers that were exercisable within 60 days after the Record Date ("vested"), are treated as outstanding for the purpose of computing the number and percentage of outstanding securities of the class owned by such person but not for the purpose of computing the percentage of the class owned by any other person.

 (4) The business address for the Christopher E. Edgecomb Living Trust is 223 East De La Guerra Street, Santa Barbara, California 93101.

 (5) This figure, as well as percent of class, includes, as if currently outstanding, 20,000 shares vested to Mr. Gartshore, but which have not been exercised pursuant to the Company's Stock Option Plan. Also includes 279 shares in the Company's Employee Stock Ownership Plan (the "ESOP").

 (6) New Moon Trust's business address is c/o Barry L. Gutterman, Special Trustee, 1875 Century Park East, Suite 1500, Los Angeles, California 90067.

 (7) Mr. Horgan disclaims beneficial interest in 80 shares held by him which are not included in this figure.

 (8) This figure includes 353 shares in the ESOP.

 (9) This figure, as well as percent of class, includes, as if currently outstanding, 5,000 shares vested to Mr. Moothart, but which have not been exercised pursuant to the Company's Stock Option Plan.

(10) This figure, as well as percent of class, includes 411,604 shares held by the Rubin Family Trust, 48,700 shares held by the Rubin Family Foundation, and, as if currently outstanding, 15,000 shares vested to Mr. Rubin but which have not been exercised pursuant to the Company's Stock Option Plan. Mr. Rubin's business address is c/o Regional Properties, 1875 Century Park East, Suite 1350, Los Angeles, California 90067.

(11) Six Point Trust's business address is 19456 Ventura Boulevard, Tarzana, California 91356

(12) This figure, as well as percent of class, includes 48,700 shares held by the Sweeney Foundation, 146,250 shares held as trustee of the ESOP, (the trustee has voting rights over these shares to the extent not exercised by the ESOP participants), and, as if currently outstanding 15,000 shares vested to Mr. Sweeney, but which have not been exercised pursuant to the Company's Stock Option Plan. Mr. Sweeney's business address is 1801 Century Park East, 8th Floor, Century City, California 90067. While Mr. Sweeney exercises certain voting authority over the ESOP shares, Mr. Sweeney does not participate in the ESOP.

(13) Steven Sweeney has voting power over 156,000 shares but disclaims beneficial interest in all but 52,000 shares. Steven Sweeney's business address is c/o First Regional Bank, 1801 Century Park East, Suite 800, Century City, California 90067.

(14) This figure, as well as percent of class, includes, as if currently outstanding, 55,000 shares vested or which will vest within sixty (60) days of the Record Date to all officers and directors as a group, but which have not been exercised pursuant to the Company's Stock Option Plan.

                       DIRECTORS AND EXECUTIVE OFFICERS

  The following table sets forth the names and certain information as of March 31, 1999, concerning the directors and the officers of the Company:

                                                                                                        Year
                                                                                                        First
                                                                                                      Appointed
                                                                                                         or
                                                                                                       Elected
                                                                                                      Director
 Name and Title (Other                                 Business Experience                             of the
     Than Director)      Age                        During the Past Five Years                         Company
 ---------------------   --- ------------------------------------------------------------------------ ---------
Jeffrey Cove............  52 Vice President of PathFinder Mortgage since May 1995; President            1998
                             of George Elkins Company from October 1993 to May 1995
H. Anthony Gartshore....  55 President, First Regional Bancorp and First Regional Bank                  1996
 President
Gary M. Horgan..........  51 Attorney, Horgan, Rosen, Beckham & Coren, L.L.P.                           1997
Don S. Levin............  67 President of DSL Construction Corp.                                        1998
Thomas E. McCullough....  46 Chief Financial Officer and Secretary, First Regional Bancorp; Executive   1993
 Chief Financial Officer     Vice President and Chief Operating Officer, First Regional Bank
  and Secretary
Frank R. Moothart.......  80 Consultant                                                                 1981
Mark Rubin..............  62 President, Regional Properties, Inc. (real estate development); formerly
                             Vice Chairman of the Board of First Regional Bancorp                       1981
Lawrence J. Sherman.....  75 President, Sherman Industries, Inc.                                        1981
 Vice Chairman of the        (investments)
  Board
Jack A. Sweeney.........  69 Chairman of the Board and Chief Executive Officer, First Regional          1981
 Chairman of the Board       Bancorp; Chairman of the Board and Chief Executive Officer,
  and Chief Executive        First Regional Bank
  Officer

                                  PROPOSAL 1
                             ELECTION OF DIRECTORS

Nominees

  The Company's Bylaws currently provide for a range of five (5) to nine (9) directors, and permit the exact number of directors of the Company to be fixed by Board or shareholder action. The Board of Directors has fixed the number of directors at five (5) effective as of May 20, 1999. The five (5) persons named below, all of whom are currently members of the Company's Board of Directors, will be nominated for election as directors to serve until the 2000 Annual Meeting of Shareholders and until their successors are elected and have qualified. Votes will be cast in such a way as to effect the election of all five (5) nominees, or as many thereof as possible under the rules of cumulative voting (see "Voting Securities" herein). In the event that less than all five nominees can be elected under cumulative voting, votes represented by proxies solicited by the Board of Directors will be cast as determined by majority vote of the Board of Directors and the proxy holders shall be obligated to follow the instructions of the Board pertaining thereto. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve if elected. Additional nominations can only be made by complying with the notice provision set forth in the Bylaws of the Company, an extract of which is included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. This Bylaw provision is designed to give the Board of Directors advance notice of competing nominations, if any, and the qualifications of competing nominees, and may have the effect of precluding third-party nominations if the notice provisions are not followed.

  None of the directors or officers of the Company were selected pursuant to any arrangement or understanding, other than with the directors and officers of the Company and the Bank, acting within their capacities as such. There are no family relationships between the directors and officers of the Company, and none of the directors or officers of the Company serve as directors of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.

  The following five persons are the nominees for election to the Company's Board of Directors:

     H. Anthony Gartshore          Lawrence J. Sherman
     Gary M. Horgan                Jack A. Sweeney
     Thomas E. McCullough

Board of Directors and Committees of the Board

  During 1998, the Board of Directors of the Company held seven (7) regular meetings and the Board of Directors of the Bank held twelve (12) regular meetings.

  The Boards of Directors of the Company has an Audit Committee composed of Messrs. Horgan, Moothart and Sherman. This committee is responsible for overseeing internal audit functions and for interfacing with the Company's independent certified public accountants, Deloitte & Touche LLP. The Audit Committee met six (6) times during 1998.

  The Company has a Stock Option Committee, which consists of Messrs. Horgan, Moothart and Sherman. The Committee makes recommendations regarding the granting of stock options, authorizes specific grants and establishes the terms and conditions upon which stock options can be exercised.

  The Company's Board of Directors does not have a standing nominating committee.

  During 1998, with the exception of Messrs. Cove and Levin, no director of the Company attended less than 75% of the aggregate meetings of the Company's Board of Directors and its Committees on which such director served during the period for which they had been a director.

              COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT

  Directors who are also officers of the Bank or the Company do not receive fees for service on the Board or the Committees. During 1998, each outside director received $400 for each regular meeting of the Board of Directors of the Bank attended; $100 for each meeting of the Company's Board attended; and $300 for each meeting of the Loan Committee attended. Lawrence J. Sherman receives a monthly payment of $1,500 for his work as director of the Company's shareholder relations program. On this basis, the directors received the following aggregate fees during 1998: Jeffrey Cove, $100; Gary M. Horgan, $11,000; Don S. Levin, $100; Frank R. Moothart, $5,300; Mark Rubin, $200; and Lawrence J. Sherman, $31,700.

  The following table sets forth a summary of annual and long term compensation for the Chief Executive Officer of the Company and all executive officers with compensation, paid or accrued, in excess of $100,000.

                                                                          Awards              Payouts
                                    Annual Compensation            -------------------- --------------------
                         ----------------------------------------- Restricted  Option
   Name and Principal                              Other Annual      Stock     Shares    LTIP    All Other
        Position         Year Salary(15)  Bonus  Compensation (16)   Awards   SAR's(17) Payouts Compensation
   ------------------    ---- ---------- ------- ----------------- ---------- --------- ------- ------------
Jack A. Sweeney          1998  $265,237  $20,000        N/A           None      None      N/A       N/A
 Chairman of the Board   1997  $252,485  $15,000        N/A           None      None      N/A       N/A
  and Chief Executive    1996  $166,789  $15,000        N/A           None      None      N/A       N/A
  of the Company and the
  Bank

H. Anthony Gartshore     1998  $139,717  $15,000        N/A           None      None      N/A       N/A
 President of the        1997  $127,731  $10,000        N/A           None      None      N/A       N/A
 Company and the Bank    1996  $113,727  $10,000        N/A           None      None      N/A       N/A

Thomas E. McCullough     1998  $138,939  $15,000        N/A           None      None      N/A       N/A
 Chief Financial Officer 1997  $130,045  $10,000        N/A           None      None      N/A       N/A
 and Secretary of the    1996  $123,228  $10,000        N/A           None      None      N/A       N/A
 Company, Executive Vice
 President and Chief
 Operating Officer of
 the Bank

-------
(15) These figures include the Company's matching contributions to the 401(k) Plan ($5,004, $4,749 and $4,383 for Mr. Sweeney; $3,194, $3,900 and
     $2,612 for Mr. Gartshore), the Company's matching contributions to the Income Deferral Plan ($80,233, $72,736 and $22,406 for Mr. Sweeney; $4,431, $3,831 and $1,115 for Mr. Gartshore; and $2,292, $2,045 and $618
     for Mr. McCullough), and the fair market value ($7.50 per share) of the shares of Company common stock issued to Messrs. Gartshore ($2,092) and McCullough ($2,647) pursuant to the Employee Stock Ownership Plan in 1998.

(16) The Bank furnishes and plans to continue to furnish to certain officers the use of Bank-owned automobiles which are used primarily for Bank business purposes. The Bank has provided and plans to continue to provide certain of its officers with specified life and medical insurance benefits. Since portions of the automobile expenses and insurance premiums attributable to personal use are not believed to exceed $50,000 or ten percent (10%) of the compensation reported in the table per individual, such amounts have not been included in the foregoing figures.

(17) Option shares only; the Company has not issued any Stock Appreciation Rights ("SARs").

Stock Options

  The following table sets forth certain information regarding stock options granted during 1998 to the Chief Executive Officer and all executive officers with compensation in excess of $100,000. The Company has not issued Stock Appreciation Rights ("SARs").

                                                 Percentage
                                                  of Total
                                         Options   Options
                                         Granted Granted to
                                         During   Employees  Exercise Expiration
   Name                                   1998   During 1998  Price      Date
   ----                                  ------- ----------- -------- ----------
   Jack A. Sweeney......................   -0-       -0-       N/A       N/A
   H. Anthony Gartshore.................   -0-       -0-       N/A       N/A
   Thomas E. McCullough.................   -0-       -0-       N/A       N/A

  The following table sets forth certain information regarding stock options exercised during 1998 by the Chief Executive Officer and all executive officers with compensation in excess of $100,000.

                                                         Number of        Value of
                                                        Unexercised  Unexercised Options
                                                          Options        at 12/31/98
                              Shares                   ------------- -------------------
                             Acquired      Value       Exercisable/     Exercisable/
             Name           on Exercise Realization    Unexercisable    Unexercisable
             ----           ----------- -----------    ------------- -------------------
   Jack A. Sweeney.........   12,000     $120,000(18)     -0-/30,000     N/A/$225,000(19)
   H. Anthony Gartshore....      -0-          -0-      13,000/12,000  $97,500/$90,000(19)
   Thomas E. McCullough....      -0-          -0-      15,000/10,000 $112,500/$75,000(19)

--------
(18) Based on a fair market price of $10.00 per share at time of exercise.

(19) Based on a closing price on December 31, 1998 of $7.50 per share.

401(k) Plan and Employee Stock Ownership Plan

  The Company sponsors a defined contribution 401(k) plan benefiting substantially all employees. At the discretion of the Board of Directors, the Company matches employee contributions. Currently, the Company provides 50% matching up to the first 6% of wages contributed by an employee. Company contributions are used to buy the Company's common stock on the open market for allocation to the employee's accounts in the plan. The Company contributed approximately $47,000 in 1998.

  During 1998, the Company established for eligible employees an Employee Stock Ownership Plan and Trust ("ESOP"). Eligible full-time and part-time employees employed with the Bank who have been credited with at least 1,000 hours during a 12-month period and who have attained age 21 are eligible to participate.

  Shares of the Company's common stock purchased by the ESOP are held in a trust account for allocation among participants as the loan is repaid. The number of shares allocated each plan year is dependent upon the ratio of that year's total loan payment to the aggregate payments scheduled to occur throughout the term of the loan. The annual allocation of shares is apportioned among participants on the basis of compensation in the year of allocation. ESOP benefits generally become 100% vested after an employee completes seven years of credited service. Benefits are payable upon death, retirement, or disability. The number of shares of common stock allocated to employee accounts was 3,750 shares at December 31, 1998.

Certain Transactions

  Some of the directors, officers and principal shareholders of the Company and companies with which they are associated are customers of, and have had banking transactions with, the Bank in the ordinary course of the Bank's business and the Bank expects to have banking transactions with such persons in the future. In Management's opinion, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates, collateral and repayment schedule, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility nor contained terms unfavorable to the Bank.

  In late 1998, Mark Rubin, a director of the Company and its former vice chairman, filed suit against the Company, the Bank, and individual members of the Company's executive committee. Mr. Rubin alleges that his employment with the Company was wrongfully terminated and that the defendants also breached fiduciary duties owed to Mr. Rubin and committed acts of defamation and fraud against him. In his complaint, Mr. Rubin's suit seeks compensatory and punitive damages of approximately $59 million. In January 1999, Mr. Rubin submitted a statutory offer of compromise under Section 998 of the California Code of Civil Procedure offering to settle the lawsuit for $3 million. The Company rejected this settlement proposal.

  The Company believes the claims, as alleged, are without merit. The Company has vigorously defended against Mr. Rubin's lawsuit and will continue to do so. Because the case is in its very early stages, it is not currently possible to determine what impact, if any, the resolution of this matter will have on the future financial condition and results of operations of the Company.

                            INDEPENDENT ACCOUNTANTS

  The firm of Deloitte & Touche LLP served as independent public accountants for the Company and the Bank for 1998 and will continue in those capacities in 1999.

  It is anticipated that a representative of Deloitte & Touche LLP will be present at the Meeting to respond to appropriate questions from shareholders.

                             SHAREHOLDER PROPOSALS

  The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the Company's 2000 Annual meeting of Shareholders is December 31, 1999.

                           SECTION 16 (a) COMPLIANCE

  Pursuant to Section 16 (a) of the Securities Exchange Act of 1934 and Securities and Exchange Commission ("SEC") regulations, the Company's directors, certain officers, and greater than 10 percent shareholders are required to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all such reports they file.

  Based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and 10 percent shareholders were satisfied.

                                 OTHER MATTERS

  The Proxy confers discretionary authority to vote on any matter if the Company did not have notice of the matter at least 45 days before the date on which the Company first mailed its Proxy Materials for the prior year's Annual Meeting of Shareholders. The Company mailed its Proxy Materials for the 1998 Annual Meeting on April 20, 1998 and, accordingly, discretionary authority is conferred to the persons named in the accompanying Proxy to vote on any matter notice of which is not received until after March 5, 1999.

  The Company's Board of Directors does not know of any matters to be presented at the Meeting other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote said Proxy in accordance with the recommendations of the Company's Board of Directors on such matters, and discretionary authority to do so is included in the Proxy.

  MANAGEMENT OF THE COMPANY WILL SUPPLY WITHOUT COST, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K INCLUDING FINANCIAL STATEMENTS AND SCHEDULES BUT WITHOUT EXHIBITS. SAID REQUEST SHOULD BE DIRECTED TO JACK A. SWEENEY, CHAIRMAN, FIRST REGIONAL BANCORP, 1801 CENTURY PARK EAST, 8TH FLOOR, CENTURY CITY, CALIFORNIA 90067.

                                          First Regional Bancorp

                                          Thomas E. McCullough, Secretary
                                          First Regional Bancorp
Dated: April 8, 1999

PROXY                        FIRST REGIONAL BANCORP                        PROXY
                  ANNUAL MEETING OF SHAREHOLDERS MAY 20, 1999

  The undersigned shareholder of First Regional Bancorp (the "Company") hereby nominates, constitutes and appoints Jack A. Sweeney and Lawrence J. Sherman, and each of them, the attorney, agent, and proxy of the undersigned, with full powers of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Thursday, May 20, 1999, at 11:00 a.m. in Salon I of the Park Hyatt Hotel, 2151 Avenue of the Stars, Century City, California, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present there at, as follows:

  1. Election of Directors. Electing the following five persons named below and in the Proxy Statement dated April 8, 1999, accompanying the Notice of said Meeting, to serve until the 2000 Annual Meeting of Shareholders and until their successors are elected and have qualified:

            H. Anthony Gartshore     Lawrence J. Sherman
            Gary M. Horgan           Jack A. Sweeney
            Thomas E. McCullough

                AUTHORITY GIVEN [_]      AUTHORITY WITHHELD [_]
  IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR SOME, BUT NOT ALL OF THE NOMINEES NAMED ABOVE, YOU SHOULD CHECK THE BOX "AUTHORITY GIVEN" AND YOU SHOULD ENTER THE NAME(S) OF THE NOMINEE(S) WITH RESPECT TO WHOM YOU WISH TO WITHHOLD AUTHORITY TO VOTE IN THE SPACE PROVIDED BELOW:


--------------------------------------------------------------------------------

  2. Other Business. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

                      PLEASE SIGN AND DATE THE OTHER SIDE

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "AUTHORITY GIVEN" ON PROPOSAL 1. THE PROXY CONFERS AUTHORITY AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS, UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTION. THE PROXY ALSO CONFERS AUTHORITY TO CAST VOTES IN SUCH A WAY AS TO EFFECT THE ELECTION OF ALL FIVE NOMINEES, OR AS MANY THEREOF AS POSSIBLE UNDER THE RULES OF CUMULATIVE VOTING, IF SHARES ARE VOTED CUMULATIVELY AT THE MEETING. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

(Please date this Proxy and sign your name as it appears on the stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)
I do [_] do not [_] expect to attend the Meeting.
                                            Dated: ______________________, 1999

                                            -----------------------------------
                                                    (Number of Shares)

                                            -----------------------------------
                                                 (Please Print Your Name)

                                            -----------------------------------
                                                (Signature of Shareholder)

                                            -----------------------------------
                                                 (Please Print Your Name)

                                            -----------------------------------
                                                (Signature of Shareholder)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, AND MAY BE REVOKED BY THE SHAREHOLDER DELIVERING IT PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY APPEARING AND VOTING IN PERSON AT THE MEETING.